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                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY

                                  FOR TENDER OF
                          5.875% SENIOR NOTES DUE 2014
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)

                                       OF

                                   MGM MIRAGE

      This Notice of Guaranteed Delivery, or one substantially equivalent to this form, and the related Letter of Transmittal (the "Letter of Transmittal") must be used to accept the Exchange Offer (as defined below) of MGM MIRAGE, a Delaware corporation (the "Company"), made pursuant to the Prospectus,
dated       , 2004 (as it may be amended or supplemented from time to time, the
"Prospectus"), if (1) certificates for the Company's outstanding and unregistered 5.875% Senior Notes due 2014 (the "Old Notes") are not immediately available, (2) the Letter of Transmittal and all documents required by the Letter of Transmittal cannot be delivered to U.S. Bank National Association, as the exchange agent for the Exchange Offer (the "Exchange Agent"), on or prior to 5:00 p.m., New York City time, on the Expiration Date (as defined below) or (3) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. Such form must be delivered by mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedures to tender the Old Notes pursuant to the Exchange Offer, a properly completed and duly executed Letter of Transmittal, any other required documents and tendered Old Notes in proper form for transfer (or confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, within four business days after the Expiration Date. Capitalized terms not otherwise defined in this Notice of Guaranteed Delivery are defined in the Prospectus.

       THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
                , 2004, UNLESS EXTENDED (THE "EXPIRATION DATE").

                  The Exchange Agent for the Exchange Offer is:

                         U.S. BANK NATIONAL ASSOCIATION

               By Regular, Registered or Certified Mail,
                  By Overnight Courier or By Hand:

By Facsimile:        U.S. Bank National Association        Confirm by Telephone:
                      Attn: Specialized Finance
(651) 495-8158           60 Livingston Avenue                 (800) 934-6802
                       St. Paul, MN 55107-2292

      DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions to the Letter of Transmittal, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

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LADIES AND GENTLEMEN:

      The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described under the heading "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus and Instruction 2 of the Letter of Transmittal.

Name(s) of Registered Holder(s):________________________________________________
_______________________

                             (Please Print or Type)

Principal Amount of Old                            Certificate No(s). (if
Notes Tendered:*                                   available):

$______________________                            _____________________________

-                                                  _____________________________
_______________________                            _____________________________
______________

$______________________                            _____________________________

-                                                  _____________________________
_______________________                            _____________________________
______________

$______________________                            _____________________________

-                                                  _____________________________
_______________________                            _____________________________
______________

* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

      If Old Notes will be delivered by book-entity transfer to The Depository Trust Company ("DTC"), provide the
DTC account number.

DTC Account Number______________________________________________________________
_____________________________

      All authority conferred or agreed to be conferred in this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned. Every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

      Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery.

____________________________________        ____________________________________
          ___________________                         ___________________
____________________________________        ____________________________________
Signature(s) of Holder(s) or Authorized                      Date
Signatory

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Area Code and Telephone Number:_________________________________________________
_______________

      If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)

Name(s) of Holder(s)____________________________________________________________
_________________________________

________________________________________________________________________________
_________________________________

________________________________________________________________________________
_________________________________

Title/Capacity:_________________________________________________________________
_________________________________

Address(es):____________________________________________________________________
_________________________________

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________________________________________________________________________________

                              GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or a correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificate(s) representing the Old Notes being tendered by this Notice of Guaranteed Delivery in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility of DTC) with a properly completed and duly executed Letter of Transmittal and any other required documents, all within four (4) business days after the Expiration Date.

      Name of Firm________________      ________________________________________
        __________________                           _____________
                                                 (Authorized Signature)

Address_________________________        Name__________________________________
   _____________________________        ______________________________________
                                                            Please Print or Type

__________________________________      Title_________________________
      ____________                      _____________________________________

                       Zip Code

                                        Dated______________________
                                        ______________________________

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Telephone Number__________________________
    ____________________

      The institution that completes this form must communicate the guarantee to the Exchange Agent by the Expiration Date and must deliver the certificates representing any Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at DTC), the Letter of Transmittal and any other required documents to the Exchange Agent within the time period shown in this Notice of Guaranteed Delivery. Failure to do so could result in a financial loss to such institution.

NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD
      NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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